Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Articles of Amendment dated April 30, 2004 (re-designation of Class R shares to Class I shares) - filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on Form N-1A on February 11, 2005 and incorporated herein by reference.